UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                       AMENDMENT NO. 1 TO CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 30, 1998

                               ALLTEL CORPORATION
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             (Exact name of registrant as specified in its charter)


        Delaware                        1-4996                   34-0868285
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation or                                          Identification No.)
organization)

One Allied Drive, Little Rock, Arkansas                          72202
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (501)905-8000
                                                  ------------------------------


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

        The registrant hereby amends and supplements the following items of its Current Report on Form 8-K dated June 30, 1998:

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

           (a) The unaudited balance sheet of 360 Communications Company ("360") as of June 30, 1998 and the unaudited consolidated statements of operations and cash flows for the three and six months ended June 30, 1998 and 1997 are attached hereto as Exhibit 99.2.

                 The  audited   consolidated  balance  sheets  of  360  as  of
                 December 31, 1997 and 1996 and the consolidated statements of operations and cash flows for the fiscal years ended December 31, 1997, 1996 and 1995 are attached hereto as
                 Exhibit 99.3.

           (b) The pro forma combined condensed statements of income of ALLTEL and 360 for the six months ended June 30, 1998 and for the years ended December 31, 1997, 1996 and 1995 and the pro forma combined condensed balance sheet of ALLTEL and 360 as of June 30, 1998 are attached hereto as Exhibit 99.4.

                 The unaudited pro forma combined condensed statements give effect to the Merger using the pooling-of-interests method of accounting. The unaudited pro forma combined condensed financial statements have been prepared from, should be read in conjunction with and are qualified in their entirety by reference to the historical consolidated financial statements and notes thereto of ALLTEL and 360. ALLTEL's historical consolidated financial statements and notes thereto are incorporated by reference to ALLTEL's Annual Report on Form 10-K for the year ended December 31, 1997.

                 The unaudited pro forma combined condensed financial information gives effect to the Merger as if it had been consummated, with respect to statements of income, at the beginning of the periods presented, or, with respect to the balance sheet, as of the date presented. The unaudited pro forma combined condensed financial information has been included for illustrative purposes only and is not necessarily indicative of the results of operations or financial  position  that  would have  occurred  had the Merger
                 been   consummated   at  the   dates   indicated,   nor  is  it
                 necessarily indicative of future results of operations or financial position of the merged companies.

                 No adjustment has been included in the pro forma statements for any anticipated cost savings or other synergies. ALLTEL expects to incur certain non-recurring expenses related to the merger, presently estimated to be $120,000,000 ($105,000,000 after tax).  These expenses  would include,  but not  be limited  to,
                 professional  fees,  fees  of  financial advisors,   retention
                 compensation expenses, and similar expenses. Although ALLTEL believes this estimate of non-recurring expenses is accurate, certain material additional costs may be incurred in connection with the Merger. Merger related expenses will be recorded in the third quarter of 1998. In addition, ALLTEL is developing a plan to integrate the operations of 360 after the Merger. In connection with that plan, ALLTEL anticipates that certain non-recurring charges will be incurred in connection with such integration. ALLTEL cannot identify the timing, nature and amount of such charges at this time.

           (c)   Exhibits

                 See Exhibit Index.


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




                                   SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.




                                                   ALLTEL CORPORATION
                                        ----------------------------------------
                                                      (Registrant)



                                                By: /s/Dennis J. Ferra
                                        ----------------------------------------
                                                       Dennis J. Ferra
                                                  Senior Vice President and
                                                Chief Administrative Officer
                                                      September 2, 1998




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

                               EXHIBIT INDEX


     Exhibit
     Number               Description of Exhibits                    Page Number
     ------               -----------------------                    -----------

      23.1        Consent of Ernst & Young LLP
                    (Financial statements of 360 Communications Company)    44
      23.2        Consent of Arthur Andersen LLP
                    (Financial statements of GTE Mobilnet of South
                     Texas Limited Partnership are not included
                     separately in this Form 8-K/A)                         45
      23.3        Consent of Arthur Andersen LLP
                    (Financial statements of Chicago SMSA Limited
                     Partnership are not included separately in
                     this Form 8-K/A)                                       46
      23.4        Consent of PricewaterhouseCoopers LLP
                    (Financial statements of New York SMSA Limited
                     Partnership are not included separately in
                     this Form 8-K/A)                                       47
      23.5        Consent of PricewaterhouseCoopers LLP
                    (Financial statements of Orlando SMSA Limited
                     Partnership are not included separately in
                     this Form 8-K/A)                                       48

      99.2        Unaudited financial statements of 360
                    Communications Company ("360") for the interim periods as follows:

                    (i) Unaudited consolidated balance sheet
                         as of June 30, 1998                                6
                   (ii) Unaudited consolidated statements of
                         operations for the three and six months
                         ended June 30, 1998 and 1997                       7
                  (iii) Unaudited consolidated statements of cash
                         flows for the six months ended June 30,
                         1998 and 1997                                      8
                   (iv) Notes to unaudited interim consolidated
                         financial statements                              9-10

      99.3        Audited financial statements of 360
                    Communications Company for the years ended
                    December 31, 1997, 1996 and 1995:

                    (i) Reports of Independent Public Accountants         12-16
                   (ii) Audited consolidated balance sheets as of
                         December 31, 1997 and 1996                         17
                  (iii) Audited consolidated statements of operations
                         for the years ended December 31, 1997, 1996
                         and 1995                                           18
                   (iv) Audited consolidated statements of cash flows
                         for the years ended December 31, 1997,
                         1996 and 1995                                      19
                    (v) Audited consolidated statements of shareowners'
                         equity for the years ended December 1997,
                         1996 and 1995                                      20
                   (vi) Notes to audited consolidated financial
                         statements                                       21-36

      99.4        Unaudited Pro Forma Combined Condensed Financial
                    Statements:

                    (i) Pro forma condensed balance sheet of ALLTEL
                         and 360 as of June 30, 1998                        38
                   (ii) Pro forma combined condensed statements of
                         income of ALLTEL and 360 for the six months
                         ended June 30, 1998 and for the years ended
                         December 31, 1997, 1996 and 1995                 39-42
                  (iii) Notes to unaudited pro forma combined
                         condensed financial statements                     43



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